UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  Reported:  June 4, 2007


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware               1-2691               13-1502798
(State of Incorporation) (Commission File Number)   (IRS Employer
                                                  Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
(Address of principal executive offices)              (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on June 4, 2007 as Exhibit 99.1, which is included herein. This press release was issued to report May traffic for American Airlines, Inc.





                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Kenneth W. Wimberly
                                        Kenneth W. Wimberly
                                        Corporate Secretary



Dated:  June 6, 2007


                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release


                                        Exhibit 99.1

                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com


FOR RELEASE: Monday, June 4, 2007


            AMERICAN AIRLINES REPORTS MAY TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported a May load factor of 81.7 percent
- a one-point increase compared to the same period last year. Traffic decreased 2.9 percent year over year as capacity decreased 4.0 percent.
     Domestic traffic decreased 2.5 percent year over year on 4.0 percent less capacity. International traffic decreased by 3.7 percent relative to last year on a capacity decrease of 4.1 percent.
     American, a founding member of the global oneworld Alliance, boarded 8.5 million passengers in May.

                   About American Airlines
American Airlines is the world's largest airline. American, American Eagle and the AmericanConnection airlines serve
250 cities in over 40 countries with more than 4,000 daily flights. The combined network fleet numbers more than 1,000 aircraft. American's award-winning Web site, AA.com, provides users with easy access to check and book fares, plus personalized news, information and travel offers. American Airlines is a founding member of the oneworld Alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own. Together, its members serve more than 700 destinations in over 140 countries and territories. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AmericanAirlines, American Eagle, the AmericanConnection airlines, AA.com and AAdvantage are registered trademarks of American Airlines, Inc. (NYSE: AMR)
     Detailed traffic and capacity data are on the following page.


            AMERICAN AIRLINES PASSENGER DIVISION
          COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                EXCLUDES CHARTER SERVICES

                                         May
                                  2007         2006    CHANGE
REVENUE PASSENGER MILES (000)
 SYSTEM                     11,888,216   12,244,325   -2.9  %
  D.O.T.DOMESTIC             7,824,274    8,025,816   -2.5
  INTERNATIONAL              4,063,942    4,218,509   -3.7
  ATLANTIC                   1,834,705    1,877,589   -2.3
  LATIN AMERICA              1,749,580    1,740,554    0.5
  PACIFIC                      479,657      600,366  -20.1

AVAILABLE SEAT MILES (000)
 SYSTEM                     14,546,077   15,154,219   -4.0  %
  D.O.T.DOMESTIC             9,286,363    9,668,717   -4.0
  INTERNATIONAL              5,259,714    5,485,503   -4.1
  ATLANTIC                   2,305,062    2,325,878   -0.9
  LATIN AMERICA              2,375,438    2,402,580   -1.1
  PACIFIC                      579,214      757,045  -23.5

LOAD FACTOR
 SYSTEM                           81.7 %       80.7 %  1.0  Pts
  D.O.T.DOMESTIC                  84.2         83.0    1.2
  INTERNATIONAL                   77.2         76.9    0.3
  ATLANTIC                        79.5         80.7   -1.2
  LATIN AMERICA                   73.6         72.4    1.2
  PACIFIC                         82.8         79.3    3.5

PASSENGERS BOARDED           8,450,442    8,620,936   -2.0  %


SYSTEM CARGO TON MILES (000)   185,222      190,101   -2.6  %



          AMERICAN AIRLINES PASSENGER DIVISION
        COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
               EXCLUDES CHARTER SERVICES

                                  YEAR-TO-DATE   May
                                  2007         2006   CHANGE
REVENUE PASSENGER MILES (000)
 SYSTEM                     56,001,884   57,176,493   -2.1  %
  D.O.T.DOMESTIC            36,724,559   37,758,167   -2.7
  INTERNATIONAL             19,277,326   19,418,325   -0.7
  ATLANTIC                   7,452,342    7,686,291   -3.0
  LATIN AMERICA              9,550,869    9,261,059    3.1
  PACIFIC                    2,274,115    2,470,975   -8.0

AVAILABLE SEAT MILES (000)
 SYSTEM                     70,288,522   72,489,667   -3.0  %
  D.O.T. DOMESTIC           45,036,637   46,661,730   -3.5
  INTERNATIONAL             25,251,884   25,827,936   -2.2
  ATLANTIC                   9,795,172    9,971,272   -1.8
  LATIN AMERICA             12,663,689   12,525,747    1.1
  PACIFIC                    2,793,023    3,330,917  -16.1

LOAD FACTOR
 SYSTEM                           79.6 %       78.8 %  0.8  Pts
  D.O.T.DOMESTIC                  81.5         80.9    0.6
  INTERNATIONAL                   76.3         75.1    1.2
  ATLANTIC                        76.0         77.0   -1.0
  LATIN AMERICA                   75.4         73.9    1.5
  PACIFIC                         81.4         74.1    7.3

PASSENGERS BOARDED          39,956,712   40,696,622   -1.8  %


SYSTEM CARGO TON MILES (000)   890,792      893,350   -0.3  %